UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):  January 4, 2016

TRANSDIGM GROUP INCORPORATED
(Exact name of Registrant as specified in charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip Code)

Registrant’s telephone number, including area code:  (216) 706-2960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On January 4, 2016, TransDigm Group Incorporated (“TransDigm”) completed its tender offer for the outstanding shares of Breeze-Eastern Corporation (“Breeze-Eastern”) for $19.61 per share in cash, without interest and less any applicable withholding taxes. TransDigm expects to promptly complete its acquisition of Breeze-Eastern through a merger of TransDigm’s subsidiary with and into Breeze-Eastern, with Breeze-Eastern surviving the merger and continuing as an indirect wholly-owned subsidiary of TransDigm.

A copy of the January 4, 2016 press release announcing the completion of the tender offer is attached to this Current Report as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued January 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 2016

TRANSDIGM GROUP INCORPORATED

By:	/s/ Terrance Paradie
Terrance Paradie
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued January 4, 2016.